Exhibit 10.1
                                  ------------

                          EQUIPMENT PURCHASE AGREEMENT
This agreement is entered into this 3rd day of May, 2001 by and between
                                    ---       ----
TrueVision Medical Associates, Inc., ("TVMA") Seller, and Dr. Howard Silverman

("Silverman") Purchaser. In consideration of the mutual covenants and promises contained herein the parties hereby agree as follows:

1. Sale of assets:
------------------

     Upon the terms and conditions hereinafter set forth, and in consideration of the payment of the purchase price, the Seller agrees to sell to Buyer all the assets described on the attached Exhibit A, herein referred to as the

"Equipment".

2. The purchase price:
----------------------
     The purchase price shall be $64,000.00. The purchase price shall be paid in the following manner: A down payment of $7,000.00 in cash has been made

[initialed and crossed out text: towards past due liabilities on the underlying obligation owed on the Equipment]. The balance of $57,000.00 will be payable in equal monthly installments over 18 months commencing June 1, 2001. The unpaid balance will accrue interest at the rate of 10%. A copy of the promissory note evidencing the indebtedness is attached hereto as Exhibit B.

3. Operational and maintenance expense:
---------------------------------------
     Buyer agrees to assume all operational and maintenance expense involved with the equipment being purchased.

4. Seller's Indemnity:
----------------------
     Seller agrees to indemnify, and hold harmless Buyer in respect to any and all claims, losses, damages, liabilities, and expenses, (including without limitation, settlement costs, and any legal, accounting, and any other expenses for investigating or defending any actions or a threatened action) reasonably


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incurred by Buyer in connection with any liabilities or claims made against

Buyer because of any act or failure to act of Seller, rising prior to the purchase of the assets.(7) [circled]

5. Security documents:
----------------------
     The parties shall execute a security agreement, bill of sale, financing statement and any associated UCC documents, and other documents reasonably necessary to consummate the intention of this agreement and security of this agreement to insure prompt payment of the deferred portion of the purchase price.

6. Seller's Warranty:
---------------------
     Seller represents and warrants that as of the date hereof:

     a.  Seller has the authority to sell the assets described in Exhibit A.
     b.  Those assets are free and clear of all security interests.

7. Buyer's Warranty:
--------------------
    Buyer Expressly Warrants And Covenants That:

    a.   Buyer will use the Collateral for business purposes and will  keep the

         Collateral in Albuquerque, New Mexico, except as provided for in paragraphs C and D below.

    b.   Buyer will not permit any of the Collateral to be removed from the above mentioned location outside the ordinary course of business without the prior written consent of Seller.

    c.   Buyer will immediately  advise Seller in writing of any change in any of Buyer's places of business,  or the opening of any new place of business.

    d.   Buyer will at Buyer's own expense forthwith insure the Collateral in a reliable insurance company against loss or damage by fire and extended coverage for an amount equal to its approximate value, and keep the same so insured


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continuously until the full amount of said indebtedness is paid, with loss payable to Seller as Seller's interest may appear, and that Buyer will deliver said policies of insurance or copies of them or furnish proof of such insurance to Seller, and in case of loss, the Buyer shall have to right to apply the insurance proceeds to replace the Collateral which at all times will be large enough in value to fully and adequately secure the amount owed Seller. In the event the Buyer elects not to replace the Collateral, Seller shall retain from the insurance money an amount equal to the total balance of said indebtedness remaining unpaid, whether according to the tenor and effect of any promissory note or notes evidencing such indebtedness the same is due or not. Should the

Buyer fail or refuse to forthwith effect such insurance and deliver the policies or furnish proof of such insurance as aforesaid, or fail to deep the Collateral so insured continuously until the full amount of said indebtedness is paid,

Seller may at Seller's option effect such insurance and the amount so paid for such insurance with interest at the rate of ten percent (10%) per annum from the date of payment until repaid shall be added to said indebtedness, and the same shall be secured by the security agreement.

   e.    Buyer will keep the Collateral in good condition and repair, reasonable wear and tear excepted, and will permit Seller and his/her agents to inspect the

Collateral at any reasonable time.

8. Default:
-----------
     Buyer shall be in default upon breaking of any covenant mentioned hereinabove, and further, upon the happening of any of the following events or conditions:

          1. Default in thepayment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

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          2. Any warranty, representation or statement made or furnished to

             Seller by or on behalf of Buyer proves to have been false in any material respect;

          3. Loss, theft, damage, destruction, or sale of any of the Collateral without replacement, or the encumbering or making of any levy,

             seizure, or attachment thereon;

          4. Dissolution, termination of existence, insolvency, business failure, appointment of a receive of any part of the property of,

             assignment for the benefit of creditors by, or the commencement of any proceeding, under any bankruptcy or insolvency lows by or against Buyer or any guarantor or surety for Buyer.

          Upon such default, or at any time thereafter, Seller shall give Buyer written notice setting forth the default and demanding a cure within ten (10) days after the notice is mailed. If the Buyer shall fail to cure the alleged default within the fifteen day period following notice, Seller may declare all obligations secured hereby immediately due and payable and shall have the remedies of a seller under the New Mexico Uniform Commercial Code. Buyer will upon demand make the Collateral available to Seller at the place and time designated by Seller which is reasonably convenient to both parties. Expenses of retaking, holding, preparing for sale, selling or the like shall include Seller's reasonable attorney's fees and legal expenses. Buyer waives the posting of bond in any replevin action against the equipment as a result of default. No waiver by Seller of any default shall operate as a waiver of any other default or of the same default on a future occasion.

9. Miscellaneous:
-----------------

          a. The parties agree to execute any further documents and do all other acts necessary or appropriate to complete this transaction.

          b. All notices under this Agreement shall be in writing and shall be delivered by personal service, or by certified or registered mail,

             postage prepaid, return receipt requested as follows:

                         SELLER  TrueVision Medical Associates, Inc.
                                 P. O. Box 4834
                                 San Diego, CA 92164


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                           BUYER Mr. Howard Silverman
                                 6646 Indian School Rd NE
                                 Albuquerque, NM 87110

             All notices and other communications shall be deemed to be given at the expiration of three days after the date of mailing. The address of a party to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other parties.

          c. No amendment, supplement, modification  or waiver of this agreement shall be binding unless executed in writing by the party to be bound thereby.

          d. This agreement shall be binding upon and inure to the benefit of the successors and assignees of the parties hereto. No other person shall have any right, benefit or obligation hereunder.

          e. This agreement shall be governed by and construed and enforced in accordance with the laws of New Mexico.

          f. In any court action involving this transaction,  the losing party shall pay the prevailing party's reasonable attorney's fees and costs.

IN WITNESS WHEREOF, each of the parties has executed this agreement as of the day and year first above written.

                                     "BUYER"
                                    /s/ Howard Silverman
                                    --------------------------
                                    Howard Silverman

                                    "SELLER"
                                    TrueVision Medical Associates, Inc.

                                    /s/ John Homan
                                    --------------------------
                                    By John Homan, President




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|---------------------|
|/seal/ OFFICIAL SEAL |
|     RACHEL FIERRO   |
|     NOTARY PUBLIC   |
|  STATE OF NEW MEXICO|
|My Commission Expires|
|          3-23-2003  |
|          ---------  |
|---------------------|

STATE    OF New Mexico )
            -----------) SS.
COUNTY OF Bernalillo   )
          -------------









































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         The foregoing instrument was acknowledged before me this
                                                                 -------

day of May, 2001, by Dr. Howard Silverman.


                                  ----------------------------
                                  Notary Public

My Commission Expires:
----------------------

STATE OF NEW MEXICO   )
                      ) SS.
COUNTY OF Bernalillo  )
          ----------


         The foregoing instrument was acknowledged before me this 3rd day
                                                                  ---
of May,  2001,  by John Homan,  President  of  TrueVision  Medical  Associates,

inc., a New Mexico  corporation,  on behalf of said corporation.

                                                 /s/
                                                --------------------
                                                Notary Public

                                                     |---------------------|
                                                     |/seal/ OFFICIAL SEAL |
                                                     |     Thomas G. Rice  |
                                                     |     NOTARY PUBLIC   |
                                                     |  STATE OF NEW MEXICO|
                                                     |My Commission Expires|
                                                     |          10/26/02   |
                                                     |          ---------  |
                                                     |---------------------|
My Commission Expires:

        10/26/02
----------------------













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                                  BILL OF SALE

         The undersigned, TrueVision Medical Associates, Inc., hereinafter designated as "Seller", for consideration received, does hereby grant, bargain and sell unto Dr. Howard Silverman, hereinafter designated as "Buyer", the following assets of Seller.

           The assets as set forth on the Assets List attached hereto
                     And incorporated herein by reference as
Exhibit 1.

         Buyer shall have all rights and title to the aforementioned personal property in Buyer and Buyer's executors, administrators, and assigns.

         Seller is the lawful owner of the aforementioned personal property and the personal property is free from all liens and encumbrances except as previously disclosed to Buyer in the Purchase Agreement. Seller has good title to sell the aforementioned personal property and will warrant and defend the title against the lawful claims and demands of all persons. Seller further warrants that all tangible personal property being transferred is in working order.

         SELLER GIVES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR

PURPOSE. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES WHICH EXTEND BEYOND THE

DESCRIPTION ON THE FACE HEREOF.

         IN WITNESS WHEREOF, the seller has executed this Bill of Sale this 3rd
                                                                            ---
Day of May 2001.
                                            SELLER: TVMA, INC.

                                            /s/ John Homan
                                            -------------------------
                                            By John Homan, President






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                                 ACKNOWLEDGEMENT

STATE OF NEW MEXICO   )
                      ) SS.
COUNTY OF Bernalillo  )



         The foregoing instrument was acknowledged before me this 3rd day
                                                                  ---
of May,  2001,  by John Homan,  President  of  TrueVision  Medical  Associates,

inc., a New Mexico  corporation,  on behalf of said corporation.


                                                --------------------

                                                Notary Public

                                                     |---------------------|
                                                     |/seal/ OFFICIAL SEAL |
                                                     |     Thomas G. Rice  |
                                                     |     NOTARY PUBLIC   |
                                                     |  STATE OF NEW MEXICO|
                                                     |My Commission Expires|
                                                     |          10/26/02   |
                                                     |          ---------  |
                                                     |---------------------|
My Commission Expires:

         10/26/02
----------------------























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